EXHIBIT 21
SUBSIDIARIES OF MOODY’S CORPORATION
The following is a list of active, majority-owned subsidiaries of Moody’s Corporation as of December 31, 2020.
U.S. Entities

Acquire Media U.S., LLC	Delaware
Bureau van Dijk Electronic Publishing Inc.	New York
Catylist Consulting Inc.	Delaware
Catylist Inc.	Delaware
Catylist Real Estate Software Inc.	Delaware
DVBS, Inc.	Delaware
Four Twenty Seven, Inc.	Delaware
GGYAXIS, Inc.	Delaware
Lewtan Technologies, Inc.	Massachusetts
MIS Asset Holdings, Inc.	Delaware
MIS Quality Management Corp.	Delaware
Moody’s Advisors Inc.	Delaware
Moody’s Analytics, Inc.	Delaware
Moody’s Analytics Knowledge Services Solutions (US) Inc.	Delaware
Moody’s Analytics Solutions, LLC	Delaware
Moody’s Assurance Company, Inc.	New York
Moody’s Assureco, Inc.	Delaware
Moody’s Capital Markets Research, Inc.	Delaware
Moody’s Group Holdings, Inc.	Delaware
Moody’s Holdings LLC	Delaware
Moody’s International LLC	Delaware
Moody’s Investors Service, Inc.	Delaware
Moody’s Overseas Holdings, Inc.	Delaware
Moody’s Risk Assessments Holdings LLC	Delaware
Moody’s Risk Assessments, Inc.	Delaware
Moody’s Shared Services, Inc.	Delaware
Omega Performance Corporation	California
Regulatory DataCorp, Inc.	Delaware
Reis, Inc.	Delaware
Reis Services LLC	Maryland
Risk First Inc.	Delaware
The Moody’s Foundation	New York
Vigeo Eiris USA, LLC	Delaware
Wellsford CRC Holdings Corp	Maryland
Wellsford Ventures, Inc.	Maryland
ZM Financial Systems, LLC	North Carolina

Non-US Entities

Acquire Media 1 UK Limited	UK
Administracion de Calificadoras, S.A. de C.V.	Mexico
Bureau van Dijk Editions Electroniques S.A.S.	France
Bureau van Dijk Editions Electroniques SARL	Switzerland
Bureau van Dijk Editions Electroniques SRL	Belgium
Bureau van Dijk Edizioni Elettroniche S.p.a	Italy
Bureau van Dijk Electronic Publishing AB	Sweden
Bureau van Dijk Electronic Publishing ApS	Denmark
Bureau van Dijk Electronic Publishing B.V.	Netherlands
Bureau van Dijk Electronic Publishing Beijing Co., Ltd.	China
Bureau van Dijk Electronic Publishing GmbH	Germany
Bureau van Dijk Electronic Publishing GmbH	Austria
Bureau van Dijk Electronic Publishing Hong Kong Limited	Hong Kong
Bureau van Dijk Electronic Publishing K.K.	Japan
Bureau van Dijk Electronic Publishing LLC	Korea
Bureau van Dijk Electronic Publishing Ltd.	UK
Bureau van Dijk Electronic Publishing Pte. Ltd.	Singapore
Bureau van Dijk Electronic Publishing Pty. Ltd.	Australia
Bureau van Dijk Electronic Publishing S.A. de C.V.	Mexico
Bureau van Dijk Electronic Publishing Unipessoal Lda.	Portugal
Bureau van Dijk Electroniq Publishing S.A. (Pty) Ltd	South Africa
Bureau van Dijk EP DMCC	UAE
Bureau van Dijk Publicaçao Eletronica Ltda.	Brazil
Bureau van Dijk Publicaciones Electronicas S.A.	Spain
Ethical Investment Research Services (EIRIS) Limited	UK
Four Twenty Seven France SAS	France
G.K. Four Twenty Seven Japan	Japan
Gilliland Gold Young Consulting Inc.	Canada
ICRA Analytics Limited (f/k/a ICRA Online Limited)	India
ICRA Lanka Limited	Sri Lanka
ICRA Limited	India
ICRA Nepal Limited	Nepal
KIS Pricing, Inc.	Korea
Korea Investors Service, Inc.	Korea
Midroog Ltd.	Israel
MIS Argentina S.A.	Argentina
MIS Brazil Servicos Tecnicos Ltda.	Brazil
MIS Support Center Private Limited	India
MIS Support Services CR Sociedad de Responsabilidad Ltda.	Costa Rica
Moody's (China) Limited	China
Moody's (Japan) K.K.	Japan
Moody's (UK) Limited	UK
Moody's America Latina Ltda.	Brazil
Moody's Analytics (DIFC) Limited	UAE
Moody's Analytics (India) Private Limited	India

Moody's Analytics (Malaysia) Sdn.Bhd.	Malaysia
Moody's Analytics (Thailand), Co. Ltd.	Thailand
Moody's Analytics Australia Pty. Ltd.	Australia
Moody's Analytics Canada Inc.	Canada
Moody's Analytics Czech Republic s.r.o.	Czech Republic
Moody's Analytics Deutschland GmbH	Germany
Moody's Analytics do Brasil Soluções para Gerenciamento de Risco de Crédito Ltda	Brazil
Moody's Analytics Global Education (Canada), Inc.	Canada
Moody's Analytics Hong Kong Ltd.	Hong Kong
Moody's Analytics Ireland Ltd.	Ireland
Moody's Analytics Japan K.K.	Japan
Moody's Analytics Knowledge Services (Jersey) Limited	Jersey
Moody's Analytics Knowledge Services (Singapore) Pte. Ltd.	Singapore
Moody's Analytics Knowledge Services Holdings (Mauritius) Limited	Mauritius
Moody's Analytics Knowledge Services Research (Mauritius) Limited	Mauritius
Moody's Analytics Korea Co., Ltd	Korea
Moody's Analytics SAS	France
Moody's Analytics Singapore Pte Ltd.	Singapore
Moody's Analytics Technical Services (Hong Kong) Ltd.	Hong Kong
Moody's Analytics Technical Services (UK) Limited	UK
Moody's Analytics UK Limited	UK
Moody's Asia Pacific Group (Singapore) Pte. Ltd.	Singapore
Moody's Asia Pacific Ltd.	Hong Kong
Moody's Canada Inc.	Canada
Moody's Canada LP	Canada
Moody's China (B.V.I.) Limited	British Virgin Islands
Moody's Company Holdings (BVI) I Limited	British Virgin Islands
Moody's Company Hong Kong Ltd.	Hong Kong
Moody's Credit Ratings (China) Limited	China
Moody's de Mexico, S.A. de C.V., I.C.V	Mexico
Moody's Deutschland GmbH	Germany
Moody's Eastern Europe LLC	Russia
Moody's EMEA Financing (Cyprus) Ltd	Cyprus
Moody's EMEA Holdings Limited	UK
Moody's Equilibrium I (BVI) Holding Corporation	British Virgin Islands
Moody's Equilibrium II (BVI) Holding Corporation	British Virgin Islands
Moody's Finance (BVI) Limited	British Virgin Islands
Moody's Financing (BVI) Limited	British Virgin Islands
Moody's Financing (Cyprus) Limited	Cyprus
Moody's France SAS	France
Moody's Group (BVI) Limited	British Virgin Islands
Moody's Group (Holdings) Unlimited	UK

Moody's Group Australia Pty Ltd.	Australia
Moody's Group Cyprus Ltd.	Cyprus
Moody's Group Deutschland GmbH	Germany
Moody's Group Finance Limited	UK
Moody's Group France SAS	France
Moody's Group Holdings (BVI) Limited	British Virgin Islands
Moody's Group Japan G.K.	Japan
Moody's Group NL B.V.	Netherlands
Moody's Group UK Ltd.	UK
Moody's Holdings (B.V.I.) Limited	British Virgin Islands
Moody's Holdings Ltd.	UK
Moody's Holdings NL B.V.	Netherlands
Moody's Information Consulting (Shenzhen) Co. Ltd.	China
Moody's International (UK) Limited	UK
Moody's Investment Company India Private Limited	India
Moody's Investors Service (Beijing), Ltd.	China
Moody's Investors Service (BVI) Limited	British Virgin Islands
Moody's Investors Service (Korea) Inc.	Korea
Moody's Investors Service (Nordics) AB	Sweden
Moody's Investors Service Cyprus Ltd.	Cyprus
Moody's Investors Service EMEA Limited	UK
Moody's Investors Service España SA	Spain
Moody's Investors Service Hong Kong Ltd.	Hong Kong
Moody's Investors Service India Private Limited	India
Moody's Investors Service Limited	UK
Moody's Investors Service Middle East Limited	UAE
Moody's Investors Service Pty Limited	Australia
Moody's Investors Service Singapore Pte. Ltd.	Singapore
Moody's Investors Service South Africa (Pty) Limited	South Africa
Moody's Israel Holdings Inc.	British Virgin Islands
Moody's Italia S.r.l.	Italy
Moody's Latin America Holding Corp.	British Virgin Islands
Moody's Lithuania, UAB	Lithuania
Moody's Local (Chile) SpA (f/k/a Equilibrium (Chile) Holding SpA)	Chile
Moody's Local AR Agente de Calificación de Riesgo S.A. (f/k/a Moody's Latin America Agente de Calificacion de Riesgo S.A.)	Argentina
Moody's Local PA Calificadora de Riesgo S.A (f/k/a Equilibrium Calificadora de Riesgo S.A.)	Panama
Moody's Local PE Clasificadora de Riesgo S.A(f/k/a Equilibrium Clasificadora de Riesgo S.A.)	Peru
Moody's Mauritius Holdings Ltd.	Mauritius
Moody's Risk Assessments Limited	UK
Moody's SF Japan K.K.	Japan
Moody's Shared Services India Private Ltd	India
Moody's Shared Services UK Limited	UK
Moody's Singapore Pte. Ltd.	Singapore
Moody's South Africa (B.V.I.) Limited	British Virgin Islands

Nile 6 (f/k/a Skyval Holdings LLP)	UK
Omega Performance Corp./S.C.C. Á Rendement Omega	Canada
Omega Performance Corporation Pty. Limited	Australia
Omega Performance NZ Limited	New Zealand
Omega Performance Pte. Ltd.	Singapore
Pragati Development Consulting Services Ltd	India
PT ICRA Indonesia	Indonesia
RBA International Limited	UK
Regulatory DataCorp Limited	UK
Regulatory DataCorp Private Limited	Singapore
Risk First (Holdings) Limited	UK
Risk First (IP) Limited	UK
Risk First Enterprise Limited	UK
Risk First Group Limited	UK
Risk First Limited	UK
Risk First Management Services Limited	UK
Skyval Limited	UK
Vigeo Belgium SA/NV	Belgium
Vigeo Eiris Canada Inc.	Canada
Vigeo Eiris Chile SpA	Chile
Vigeo Eiris Hong Kong Limited	Hong Kong
Vigeo Eiris Singapore Pte. Ltd	Singapore
Vigeo Italia S.r.l	Italy
Vigeo SAS	France
Yellow Maple Holding B.V.	Netherlands
Yellow Maple I B.V.	Netherlands
Yellow Maple II B.V.	Netherlands
Zephus Ltd.	UK
Yellow Maple I B.V.	Netherlands
Yellow Maple II B.V.	Netherlands
Zephus Ltd.	UK